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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                               -----------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: JANUARY 28, 2005
                        (Date of earliest event reported)

                         COMMISSION FILE NUMBER 0-4065-1

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                          LANCASTER COLONY CORPORATION
             (Exact name of registrant as specified in its charter)

                      OHIO                                 13-1955943
         (State or other jurisdiction of                (I.R.S. Employer
         incorporation or organization)                Identification No.)

              37 WEST BROAD STREET                            43215
                 COLUMBUS, OHIO                            (Zip Code)
    (Address of principal executive offices)

                                  614-224-7141
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On January 28, 2005, Lancaster Colony Corporation issued a press release announcing its results for the three and six months ended December 31, 2004. The press release is attached as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits:

          99.1     Press Release dated January 28, 2005, filed herewith.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LANCASTER COLONY CORPORATION
                                          -------------------------------
                                                    (Registrant)



Date:  January 28, 2005                   By: /s/ JOHN L. BOYLAN
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                                                  John L. Boylan
                                                  Treasurer, Vice President,
                                                  Assistant Secretary and
                                                  Chief Financial Officer
                                                  (Principal Financial
                                                  and Accounting Officer)




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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION                                          LOCATED AT
-------     -----------                                          ----------

99.1        Press Release dated January 28, 2005...............  Filed herewith